Exhibit 21.1
Applied Digital Solutions, Inc.
List of Subsidiary Companies

                                                                Country or State
Company Name                                                    of Incorporation
------------                                                    ----------------

ACT Acquisition Corp.                                            Delaware
ACT Automotive Group, Inc.                                       Delaware
ACT Communications, Inc.                                         Delaware
ACT Financial Corporation                                        Delaware
ACT-GFX Canada, Inc.                                             Ontario, Canada
ACT Houston Leasing Corp.                                        Texas
ACT Leasing Corp.                                                Delaware
ACT Louisiana Leasing, Inc.                                      Louisiana
ADSI Telecom Services, Inc.                                      Pennsylvania
ADSI Telecomm Services of Maryland, Inc.                         Maryland
Advanced Telecomm of Maryland, Inc.                              Maryland
Advanced Telecomm of Pittsburgh, a Pennsylvania Business Trust   Pennsylvania
Advanced Telecommunications, Inc.                                Illinois
The Americom Group, Inc.                                         Louisiana
Applied Digital Solutions Financial Corp.                        New Hampshire
Applied Digital Solutions International, Ltd.                    United Kingdom
Applied Cellular Technology of Missouri, Inc.                    Missouri
Atlantic Systems, Inc.                                           New Jersey
Aurora Electric, Inc.                                            Alaska
Blue Star Electronics, Inc.                                      New  Jersey
Bostek, Inc.                                                     Massachusetts
Consolidated Micro Components, Inc.                              Pennsylvania
Cybertech Station, Inc.                                          Pennsylvania
Data Path Technologies, Inc.                                     New York
Digital Angel.net, Inc.                                          Delaware
Elite Computer Services, Inc.                                    New Jersey
GDB Software Services, Inc.                                      New York
Ground Effects Ltd.                                              Ontario, Canada
Hopper Manufacturing Co., Inc.                                   California
Hornbuckle Engineering, Inc.                                     California
Information Products Center, Inc.                                New Jersey
Innovative Vacuum Solutions, Inc.                                Pennsylvania
IntelleSale.com, Inc.                                            Delaware
Lynch Marks & Associates, Inc.                                   California
Micro Components International, Incorporated                     Massachusetts
Norcom Resources, Inc.                                           Minnesota
Pizarro Re-Marketing, Inc.                                       Texas
Port Consulting, Inc.                                            Florida
PPL, Ltd.                                                        New York
Service Transport Company                                        New Jersey
Signal Processors Limited                                        United Kingdom
Signature Industries Limited                                     United Kingdom
STC Netcom, Inc.                                                 California
STR, Inc.                                                        Ohio
Teledata Concepts, Inc.                                          Florida


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                                                                Country or State
Company Name                                                    of Incorporation
------------                                                    ----------------

Universal Commodities Corp.                                      New Jersey
US Electrical Products Corp.                                     New Jersey